SECURITIES AND EXCHANGE  COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):      May 14, 2003

                                                 HICKOK INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	0-147 (Commission File Number)	34-0288470 (I.R.S. Employer Identification Number)

    10514 Dupont Avenue      Cleveland, Ohio                                                                                44108
    (Address of Principal Executive Offices)                                                                             (Zip Code)

Registrant's telephone number, including area code:         (216) 541-8060

(Former Name or Former Address, if Changed Since Last Report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)        Not applicable
        (b)        Not applicable
        (c)        Exhibits

            Number        Description

            99.1                News Release, dated May 14, 2003

Item 9.    Regulation FD Disclosure

            This information, furnished under this "Item 9. Regulation FD Disclosure", is intended to be provided under "Iem 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. On May 14, 2003 Hickok Incorporated issued a news release which provided detail not included in previously issued reports. A copy of this news release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HICKOK INCORPORATED

By:  /s/ Robert L. Bauman
Robert L. Bauman
   President and CEO

Date:    May 14, 2003

EXHIBIT  INDEX

            Exhibit                Description of Exhibit

            99.1                    News Release, dated May 14, 2003